UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 15, 2008 (May 15, 2008)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operation and Financial Condition.

The Seneca Gaming Corporation today issued a press release announcing its financial results for the fiscal quarter ended March 31, 2008.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information contained in this Current Report and in the press release attached as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent that it is expressly stated to be incorporated by specific reference in such filing.

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Erik T. Palmer, an Executive Director of Finance for Seneca Gaming Corporation, has been designated on an interim basis as the Corporation’s principal financial officer for SEC reporting and Sarbanes Oxley purposes, as the Corporation continues its search for a new Chief Financial Officer.  Mr. Palmer has consented to serve in the foregoing capacity.  Mr. Palmer, 46, has served as the Corporation’s Executive Director of Finance since July 2007, and also served as the Corporation’s Director of Finance and Administration from December 2003 through September 2004, after serving as Financial Controller from December 2002 through December 2003.  In the interim, prior to rejoining the Seneca Gaming Corporation in 2007, Mr. Palmer was employed as the Director of Finance for Ameristar Casino in Black Hawk, Colorado from May 2006 through June 2007, and as Financial Controller for Ameristar Casino in Vicksburg, Mississippi from October 2004 through April 2006.  Mr. Palmer has approximately 18 years of experience in the gaming industry, including with Harrah’s Cherokee Casino in Cherokee, North Carolina, Beau Rivage Resort Hotel and Casino in Biloxi, Mississippi, and Treasure Island Hotel and Casino in Las Vegas, Nevada.

Item 9.01.              Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

(d)                                 Exhibit

99.1                           Press Release Announcing Financial Results for the Fiscal Quarter Ended March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: May 15, 2008		/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.

*99.1	Press Release Announcing Financial Results for the Fiscal Quarter Ended March 31, 2008

*              Filed herewith